[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Exhibit 10.4 SECOND AMENDMENT TO LEASE This SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into effective as of July 1, 2008 (the “Effective Date”) between B&N 141-302, LLC, a Washington limited liability company (“Landlord”) and SEATTLE GENETICS, INC., a Delaware corporation (“Tenant”). Tenant, and Landlord, as successor owner to WCM 132-302, LLC, are parties to that certain Lease dated December 1, 2000, as amended by that certain First Amendment to Lease dated May 28, 2003 (as amended, the “Lease”). Capitalized terms which are not defined herein shall have the meanings set forth in the Lease. Landlord and Tenant have agreed to extend the Lease and modify the Lease as set forth below. Landlord and Tenant agree as follows: 1. EXTENSION. The initial Term of the Lease is hereby extended through June 30, 2018. The Base Rent shall be $[*] per month from July 1, 2008 through June 30, 2009. On July 1, 2009 and each July 1 thereafter, the Base Rent shall increase by [*]% of the preceding year’s Base Rent. 2. TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide an allowance of $[*] (the “Amended Tenant Improvement Allowance”). Landlord also grants to Tenant the option to utilize an additional $[*] (the “Financed TI Allowance”). The Financed TI Allowance and the Amended Tenant Improvement Allowance are collectively referred to as the “Allowance”. Tenant shall have the option to draw on the Allowance at any time up to [*]. To the extent that Tenant elects to utilize the Financed TI Allowance, the amount utilized shall be amortized over the then remaining lease term at [*]% interest and the payments thereon shall be paid on the first of each month as Additional Rent. All funds drawn on the Allowance must be applied to pay for the cost of constructing improvements to the Premises, as reasonably approved by Landlord, including [*]. 3. CONSTRUCTION OF TENANT IMPROVEMENTS. In connection with this extension of the Term, Tenant plans to make various improvements to the Premises (the “Extension TI’s”). The Extension TI’s will be constructed generally in accordance with the provisions of Exhibit C to the Lease, modified as appropriate to reflect that the Term has commenced, Tenant is in occupancy and paying rent, and to reflect the differences in the Allowance provisions/amounts. Specifically, (a) the draw procedures will be the same, using the amounts set forth in Section 2 above and Tenant [*], (b) [*], (c) the time limit for the draws is [*], and (d) the Base Rent shall [*]. Landlord will [*]. All work to be performed at the site of construction shall be performed by union labor. Tenant shall have the option of competitively bidding the Extension TI’s and shall select its own architect and contractor, subject to Landlord’s approval, which shall not be unreasonably withheld. Instead of using a general contractor, Tenant may elect to contract directly with vendors and subcontractors, subject to Landlord’s approval, which shall not be unreasonably withheld. 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. 4. REMOVAL OF FIXTURES & EQUIPMENT. Provided that the Lease does not terminate prior to [*], Tenant shall have the right to remove from the Premises the fixed equipment identified on Exhibit A hereto which has been paid for by Tenant and installed after the date hereof. Tenant shall repair any damage to the Premises arising in connection with such removal, reasonable wear and tear excepted. Landlord will not unreasonably withhold, condition or delay its consent to subsequent requests from Tenant to amend Exhibit A. 5. RIDGEPOINT. Landlord currently owns the building located at 21717 30th Drive SE, Bothell, WA (the “Ridgepoint Building”). [*]. 5.1 [*]. If, on or before [*], Landlord receives a [*], Landlord shall provide a copy of [*]. If Tenant fails to so notify Landlord of [*], Tenant’s rights shall [*]. As with the [*], the provisions of this Section 5.1 shall [*]; provided, that Landlord has otherwise complied with the provisions of this Section 5.1. 5.2 [*]. Tenant shall have an [*] in this Section 5.2. [*]. Tenant’s [*] or is encumbered by renewal or expansion rights [*]. Tenant shall notify Landlord in writing when it [*]. Landlord shall have [*], including an explanation if the space is not available. If such [*], including the terms set forth below with regards to [*]. If after [*]. If Tenant fails to so notify Landlord of its [*], Tenant’s rights set forth in this paragraph shall be [*]. If Tenant notifies Landlord that it [*]. All [*]. If Tenant exercises its [*], and (b) Landlord will provide [*]. [*] (defined and determined pursuant to Sections 6.2 and 6.3 below). Exhibit J to the Lease is hereby deleted and superseded by this Section 5. 6. FUTURE EXTENSION OPTIONS. 6.1 Extensions. Provided that Tenant is not in default when it exercises an extension option (unless the default is cured within any applicable cure period), Tenant shall have 2 options to extend the Term for a period of 60 months each (each, an “Option Term”). Each option shall be exercised, if at all, by written notice to Landlord at least [*] prior to the expiration of the then existing Term. The exercise of an option shall be for the then entire Premises and shall be on the same terms and conditions as set forth in the Lease except (a) the Base Rent shall be adjusted to the [*], (b) and there shall be no [*]. The options are personal to Tenant (except for successors qualifying under Section 14.5 of the Lease) and may not be exercised by any assignee or sublessee and may not be exercised during any period that the entire Premises is subleased out by Tenant. 6.2 Fair Market Value. If Tenant exercises an option pursuant to Section 6.1 above, the initial Base Rent and the periodic increases for the Option Term shall be equal to 100% of the Fair Market Value for [*]. If there are not [*]. The determination of Fair Market Value shall be made by [*] from the date notice of exercise is provided to Landlord. Fair Market Value shall reflect all typical landlord concessions, [*]. 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. 6.3 Arbitration. If Landlord and Tenant do not agree on Fair Market Value within the [*] described above, then Landlord and Tenant shall each select a licensed real estate appraiser with an MAI designation and at least ten (10) years full-time commercial real estate appraisal experience in the Puget Sound area and those two appraisers shall meet and work in good faith to reach agreement on the Fair Market Value. If they reach agreement, then their decision shall be binding on the parties. If the two appraisers aren’t able to reach agreement within [*], then the first two appraisers shall (a) put in writing their determination of the Fair Market Value and (b) jointly select a third appraiser with the qualifications described above. The job of the third appraiser will be to determine which of the first two appraiser’s determinations most closely approximate what the third appraiser believes to be the Fair Market Value. The Fair Market Value chosen by the third appraiser shall be determined no later than [*] after engagement and shall be binding on the parties. Each party shall pay the cost of its appraiser and half the cost of the third appraiser. Rider 1 to the Lease is hereby deleted and superseded by this Section 6. 7. TERMINATION OPTION. Provided that Tenant is not default when it exercises a termination option (unless the default is cured within any applicable cure period), Tenant shall have two options to terminate the Lease. The first option shall be to terminate on June 30, 2013 and the second shall be to terminate on June 30, 2015. In order to exercise the first option, Tenant must provide written notice of exercise of early termination to Landlord no later than [*]. In order to exercise the second option, Tenant must provide written notice of exercise of early termination to Landlord no later than [*]. If Tenant exercises either termination option, Tenant must pay the Termination Payment (defined below) within 20 days after the date of termination. The “Termination Payment” shall be equal to (1) the [*], as of the accelerated expiration date, of (a) the [*], and (b) [*], each amortized over [*]. The [*], plus (b) [*]. The [*]. 8. SECURITY DEPOSIT. The amount of the security deposit is [*] for the Term of the Lease. Tenant shall have the option to continue to utilize the pledge account mechanism provided for in the Lease pursuant to Section 8.1 below to provide the security deposit, or Tenant may elect to provide a letter of credit in accordance with the provisions of Section 8.2 below. Paragraphs (a) and (b) at the end of Section 4.3 of the Lease are hereby deleted. Landlord shall [*]. 8.1 Securities Pledge. If Tenant does not elect to provide a letter of credit in accordance with Section 8.2 below, then Tenant shall work cooperatively with Landlord, its securities broker and its bank to update the pledge documents attached as Exhibits F-1 through F-3 of the Lease to reflect the [*]. 8.2 Letter of Credit. 8.2.1 Requirements. If Tenant elects to utilize a letter of credit (“LOC”) for the security deposit, Tenant shall deposit with Landlord, at no cost to Landlord, an irrevocable standby letter of credit (the “LOC”) in favor of Landlord for the account of Tenant in the amount of $[*], issued by a bank acceptable to Landlord (the “Bank”) as security for the performance by Tenant of the provisions of the Lease. Until and unless Tenant resumes 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. providing the pledged securities in accordance with Section 8.1 above, Tenant shall maintain the LOC in effect at all times during the term of the Lease and for [*] after the later of expiration of the Lease or satisfaction of all of Tenant’s obligations under the Lease. The LOC shall be in form and content acceptable to Landlord and be issued for a minimum of [*]. Landlord shall have the right to draw on the LOC if Tenant breaches any of its obligations under the Lease and fails to cure the breach within any applicable cure period, Landlord may elect either to draw the LOC in full or in a lesser amount. To the extent that Landlord applies funds drawn to cure a Tenant breach, Tenant shall immediately after notice restore the amount drawn on the LOC. Tenant shall cause the existing LOC to be extended or renewed for an additional year or a replacement LOC be issued to Landlord and delivered to Landlord at least thirty (30) days prior to the expiration date of the then existing LOC. If a renewal or replacement LOC is not delivered to Landlord thirty (30) days prior to expiration, Tenant shall be in default under the Lease, and Landlord shall be permitted to draw the full amount under the LOC. The sole condition to payment by the issuer under the LOC’s shall be receipt by the issuer of a written certification from Landlord either (a) that a breach by Tenant of its obligations under the Lease has occurred which has not been cured within any applicable cure period, or (b) that the existing LOC will expire within 30 days and has not been renewed or replaced by a new LOC acceptable to Landlord. 8.2.2 Sale. If the Premises are sold or transferred, upon the request of the transferee thereof, Tenant shall cause to be issued to the transferee a replacement LOC (on the same terms and conditions provided above) so that the LOCs given hereunder shall at all times be payable to the Landlord under the Lease. It is agreed that this provision shall apply to every transfer or assignment made of the Lease made by the then Landlord hereunder. 8.2.3 Re-entry and Breach. It is expressly understood that the reentry into the Premises by Landlord after default by Tenant shall not be deemed a termination of the Lease so as to entitle Tenant to revoke the LOC. 8.2.4 Assignment to Lender. If a lender to Landlord requires that the LOC be held by the Lender as additional security, Tenant shall cooperate and shall cause the issuer of the LOC to cooperate in the assignment of rights under the LOC to such lender and any reasonable modifications in the LOC regarding assignment. 8.2.5 Effect of Draw. Landlord’s receipt of funds from a partial draw on the LOC shall not constitute a binding determination of whether or not Tenant is in default under the Lease or the amount to which Landlord is entitled as a result of any Event of Default by Tenant but Tenant acknowledges that Tenant has no right, title or interest in the LOC or its proceeds. Draw Proceeds will not be considered an advance payment of Basic Rent or Additional Rent or a measure of Landlord’s damages (past or future) but Landlord may use draw proceeds to make good any arrearages of Rent or to pay Landlord any amounts Landlord is entitled to under the Lease or to compensation Landlord for any breach of the Lease by Tenant. Landlord will not be liable for any indirect or consequential, special or punitive damages incurred by Tenant arising from a claim that Landlord violated the bankruptcy code’s automatic stay in connection with any draw by Landlord on the LOC, Landlord’s liability under such circumstances being limited to the reimbursement of direct costs. Nothing in the Lease or in the LOC will confer upon Tenant any property rights or interests in any draw proceeds; provided, however, that upon the expiration or 4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. earlier termination of the Lease, and satisfaction of all of Tenant’s obligations, Landlord agrees to return of any remaining unapplied balance of the draw proceeds then held by Landlord, and the LOC itself (if and to the extent not previously drawn in full) to the issuer. 9. MISCELLANEOUS. 9.1 Notice Requirement. The provision requiring [*]. 9.2 Automatic Haz Mat Reporting. Clause (a) in the first sentence of Section 9.1.7 shall be deleted and Clause (b) in the first sentence of Section 9.1.7 is modified to read “on request by Landlord not more than once per year and only if a prospective buyer, lender or prospective lender or insurance carrier has requested such information.” The second sentence of Section 9.1.7 shall be amended and restated as follows: “Tenant shall respond, and shall cause Tenant parties to respond to any written request by Landlord for confirmation whether there has been a significant increase, as evaluated in Tenant’s reasonable judgment, in the quantity of Hazardous Materials or change in the type of Hazardous Materials utilized by the Tenant or Tenant Parties, including the supporting information on what the changes have been since the last set of information provided pursuant to the foregoing sentence, provided that such a request shall not be made more than once per calendar year.” 9.3 Named Insureds. Section 6.8 of the Lease is revised by replacing “Barnes & Nelson Union Partners, LLC” with “Washington Capital Management, Inc.”. 10. BROKERAGE. The parties acknowledge that The Staubach Company represented Tenant and Pacific Real Estate Partners represented Landlord, in connection with this Amendment. 10. NO OTHER AMENDMENTS. Except as modified by this Amendment and the First Amendment, the Lease remains in full force and effect and has not been modified or amended. 5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. DATED: July 1, 2008. Landlord: B&N 141-302, LLC, a Washington limited liability company By: Washington Capital Management, Inc. Its: Manager By: /s/ Patrick S. Malley Patrick S. Malley Vice President, Real Estate Tenant: SEATTLE GENETICS, INC., a Delaware corporation By: /s/ Clay B. Siegall Its: President & CEO